Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 135
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Seasons Bancshares, Inc. (the “Company”) on Form 10-QSB for the period ending June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, who are the Acting Chief Executive Officer and the Chief Financial Officer, respectively, of the Company, hereby each certify as follows:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ David K. George
David K. George
Acting Chief Executive Officer
(Principal Executive Officer)

/s/ Nita Elliott
Nita Elliott
Chief Financial Officer
(Principal Financial and Accounting Officer)

August 15, 2005

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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